                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                          -------------------------------------
                                               Phyllis A. Knight
                                               Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996

                                   CUSIP#'S    393505-MA7,MB5,MC3,MD1,ME9,MF6
                                   TRUST ACCOUNT #80-4135900
                                   REMITTANCE DATE: 9/16/96

                                                     Total $         Per $1,000
                                                      Amount           Original
                                                     -------         ----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                   $4,596,884.04

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                 0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              4,596,884.04

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.05%)                   6.05%
         b. Class A-1 Interest                           214,336.78   4.20268196
         c. Class A-2 Remittance Rate(6.45%)                   6.45%
         d. Class A-2 Interest                           306,375.00   5.37500000
         e. Class A-3 Remittance Rate(6.70%)                   6.70%
         f. Class A-3 Interest                           251,250.00   5.58333333
         g. Class A-4 Remittance Rate(7.10%)                   7.10%
         h. Class A-4 Interest                           207,083.33   5.91666657
         i. Class A-5 Remittance Rate(7.35%)                   7.35%
         j. Class A-5 Interest                           287,875.00   6.12500000
         k. Class A-6 Remittance Rate(7.85%),
            unless Weighted Average Contract
            rate is below (7.85%)                              7.85%
         l. Class A-6 Interest                           481,793.75   6.54166667

  (3)    Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                           .00          .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2
                                  CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 9/16/96

(4)       Remaining:
          a. Unpaid Class A Interest
             Shortfall                                         .00                       .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                      1,640,083.43                       N/A
          a. Scheduled Principal                        485,192.03                       N/A
          b. Principal Prepayments                    1,106,697.81                       N/A
          c. Liquidated Contracts                        48,193.59                       N/A
          d. Repurchases                                       .00                       N/A

     (6)  Pool Scheduled Principal
          Balance                                   361,751,806.15              972.76799974
     (6a) Pool Factor                                    .97276800

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                                 .00

      (8) Class A Percentage for such Remittance
          Date                                               91.81%

      (9) Class A Percentage for the following
          Remittance Date                                    91.77%

     (10) Class A Principal Distribution:
          a. Class A-1                                1,640,083.43               32.15849863
          b. Class A-2                                         .00                       .00
          c. Class A-3                                         .00                       .00
          d. Class A-4                                         .00                       .00
          e. Class A-5                                         .00                       .00
          f. Class A-6                                         .00                       .00

     (11) Class A-1 Principal Balance                40,872,996.15              801.43129706
    (11a) Class A-1 Pool Factor                          .80143130

     (12) Class A-2 Principal Balance                57,000,000.00              1000.0000000
    (12a) Class A-2 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                             CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 9/16/96


(13) Class A-3 Principal Balance                                45,000,000.00      1000.0000000
(13a)Class A-3 Pool Factor                                         1.00000000

(14) Class A-4 Principal Balance                                35,000,000.00      1000.0000000
(14a)Class A-4 Pool Factor                                         1.00000000

(15) Class A-5 Principal Balance                                47,000,000.00      1000.0000000
(15a)Class A-5 Pool Factor                                         1.00000000

(16) Class A-6 Principal Balance                                73,650,000.00      1000.0000000
(16a)Class A-6 Pool Factor                                         1.00000000

(17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                                                 .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)    31-59 days                                          2,675,900.80                97

     (19)    60 days or more                                     1,392,469.38                47

     (20)    Current Month Repossessions                           453,374.28                17

     (21)    Repossession Inventory                                651,743.10                23

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                                    .38%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                               7.10%,7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 4

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 9/16/96

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                      .24%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                   .74%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .58%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                            .0001%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date         16,236.66

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             .01%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                             CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 9/16/96

     (26) Class M-1 Principal Balance Test
          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (must equal
               or exceed 25.5%)                                          17.40%

     (27) Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance
              date greater than $7,437,576.00                              .00

          (b) Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                             8.19%



                                                  Total $            Per $1,000
                                                   Amount             Original
                                                  -------            ----------

CLASS M1 CERTIFICATES
- ---------------------
(28) Amount available (including Monthly
     Servicing Fee)                             1,208,086.75

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                          7.70%
     b.   Class M-1 Interest                      214,765.83         6.41666657

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                  0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 6

                            CUSIP#'S  393505-MG4
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 9/16/96


                                                       Total $      Per $1,000
                                                       Amount        Original
                                                     ----------    ------------
    (31)  Remaining unpaid Class M-1 Interest
          Deficiency Amount                                  .00

    (32)  Amount Applied to:
          a. Unpaid Class M-1 Interest Shortfall             .00         0
    (33)  Remaining:
          a. Unpaid Class M-1 Interest Shortfall             .00         0

B.        Principal
    (34)  Formula Principal Distribution Amount
          a. Scheduled Principal                             .00        N/A
          b. Principal Prepayments                           .00        N/A
          c. Liquidated Contracts                            .00        N/A
          d. Repurchases                                     .00        N/A

    (35)  Class M-1 Principal Balance              33,470,000.00   1000.00000000
    (35a) Class M-1 Pool Factor                       1.00000000

    (36)  Class M-1 Percentage for such Remittance
          Date                                               .00%

    (37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                .00      0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                   .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                        .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 7

                             CUSIP#'S   393505-MH2, MJ8
                             TRUST ACCOUNT #80-4135900
                             REMITTANCE DATE: 9/16/96

                                                Total $       Per $1,000
                                                Amount         Original
                                              -----------    ------------


Class B1 Certificates

  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                          993,320.92

  (2)  Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                  7.70%

  (3)  Aggregate Class B1 Interest              95,447.92      6.41666689

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                          .00             .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                             .00             .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                              .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                              .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date       .00

 (8a)  Class B Percentage for such Remittance Date    .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)         .00

(10a)  Class B1 Principal Shortfall                   .00

(10b)  Unpaid Class B1 Principal Shortfall            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 8

                              CUSIP#'S     393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 9/16/96



                                                   Total $          Per $1,000
                                                   Amount            Original
                                               -------------       -------------
(11)  Class B Principal Balance                29,758,810.00

(12)  Class B1 Principal Balance               14,875,000.00

Class B2 Certificates

(13)  Remaining Amount Available                  897,873.00

(14)  Class B-2 Remittance Rate (8.05%
      unless Weighted Average Contract
      Rate is less than 8.05%)                          8.05%

(15)  Aggregate Class B2 Interest                  99,845.56          6.70833342

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00                 .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                 .00                 .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                               .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)  Class B2 Principal Balance               14,883,810.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 9

                           CUSIP#'S  393505-MH2, MJ8
                           TRUST ACCOUNT #80-4135900
                           REMITTANCE DATE: 9/16/96

                                             Total $              Per $1,000
                                              Amount                Original
                                             --------             ----------
(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                     151,413.29

(24)   Class C Residual Payment             646,614.15

(25)   Class M-1 Interest Deficiency on such
       Remittance Date                             .00

(26)   Class B-1 Interest Deficiency on such
       Remittance Date                             .00

(27)   Repossessed Contracts                453,374.28

(28)   Repossessed Contracts Remaining
       in Inventory                         651,743.10

(29)   Weighted Average Contract Rate          9.92525


                                      GTFC
                                     1996-3
                                  August 1996
                              Defaulted Contracts


Estimated
                                                                  Loss At
          Account#    Principal     Interest       Amount         Sale Date
          --------    ----------    --------     ----------      -----------
           21319666    36,933.20     228.67       37,161.87        7,289.82
           97330365    11,260.39      69.72       11,330.11        8,946.84

           TOTALS     $48,193.59    $298.39      $48,491.98      $16,236.66
                      ==========    =======      ==========      ==========